Public Service Enterprise Group PSEG Earnings Conference Call 2 nd Quarter 2014 July 30, 2014 EXHIBIT 99.1

Forward-Looking Statement
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to manage our energy obligations, available supply and risks, adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
• any deterioration in our credit quality or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
• acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
• increases in competition in energy supply markets as well as competition for certain transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
• changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
• changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-
GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2014 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q2 Earnings Summary
$ millions (except EPS)
2014 2013
Operating Earnings
$  245 $  243
Reconciling Items, Net of Tax
(33) 90
Net Income
$  212 $  333
EPS from Operating Earnings*
$  0.49 $  0.48
Quarter ended June 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

First Half 2014 Earnings Summary
Six months ended June 30
$ millions (except EPS)
Operating Earnings
Reconciling Items, Net of Tax
Net Income
EPS from Operating Earnings*
2014
2013
$  760
(162)
$  598
$ 1.50
$  676
(23)
$  653
$ 1.33
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG – Q2 2014 Highlights
Earnings on Track
Operating earnings of $0.49 vs. $0.48 per share in Q2 2013
Increased earnings contribution from PSE&G’s investment in Transmission
Expect 2014 Operating Earnings to be at the upper end of the
$2.55 to $2.75 per share guidance range – assuming normal weather and plant operations for the balance of the year
Operating Review
PSEG Power output down 5% vs. Q2 2013 from Linden and Salem 2 outages, partially offset by improvement in coal generation
PSE&G placed the 230 kV North Central Reliability transmission project in service
Power’s fleet fully restored from storm outages
PSEG Disciplined Capital Investment
BPU approved $1.22 billion investment in PSE&G’s Energy Strong infrastructure program
PJM deferred a final decision on its recommended solution, to be built by PSE&G, for the
Artificial Island project via FERC 1000 competitive bidding process
Market Developments
Recent EPA actions on 316(b) and GHGs

$2.55 - $2.75E
PSEG – 2014 Earnings Guidance at the Upper End of Range
$2.44
$2.58
2014 guidance reflects increased level of investment,
pension savings and assumes normal weather and unit operations for rest of year
2012 Operating Earnings* 2013 Operating Earnings* 2014 Operating Earnings Guidance
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.  E = Estimate.

PSEG 2014 Q2 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q2 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2014 2013 2014 2013
PSE&G
$  151 $  121 $  0.30 $  0.24
PSEG Power
87 120 0.17 0.24
PSEG Enterprise/Other
7 2 0.02 -
Operating Earnings*
$  245  $  243 $  0.49 $  0.48
Quarter ended June 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

$0.48
0.06
0.02
$0.49
(0.07)
0.00
0.10
0.20
0.30
0.40
0.50
0.60
PSEG EPS Reconciliation – Q2 2014 versus Q2 2013
Q2 2014
Operating
Earnings*
Q2 2013
Operating
Earnings*
PSEG Power PSE&G Enterprise/
Other
Capacity  0.04
Re-Contracting & Market
Pricing  (0.04)
Lower Volume  (0.03)
O&M  (0.04)
D&A  (0.01)
Taxes & Other  0.01
Transmission
Net Earnings  0.03
Gas Volume &
Other Revenue  0.01
Weather  (0.01)
O&M  0.02
Lower Interest
Expense  0.01
PSEG
Long Island
and Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

First Half Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2014 2013 2014 2013
PSE&G
$  365 $  300 $  0.72 $  0.59
PSEG Power
380 374 0.75 0.74
PSEG Enterprise/Other
15 2 0.03 -
Operating Earnings*
$  760  $  676   $  1.50 $  1.33
Six months ended June 30
•See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

$1.50
0.03
0.01
0.13
$1.33
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
PSEG EPS Reconciliation – First Half 2014 versus First Half 2013
YTD 2014
Operating
Earnings*
YTD 2013
Operating
Earnings*
Capacity  0.15
Re-Contracting
& Market Pricing
(0.04)
Lower Volume  (0.01)
O&M  (0.08)
D&A  (0.01)
PSEG Power
Transmission
Net Earnings  0.06
Gas Volume,
Demand & Other
Revenue   0.03
Distribution
O&M  0.02
Lower Interest
Expense   0.01
Taxes & Other   0.01
PSE&G
Enterprise/
Other
PSEG Long
Island and
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSE&G 2014 Q2 Review

PSE&G – Q2 EPS Summary
$ millions (except EPS)
Q2 2014 Q2 2013 Variance
Operating Revenues
$  1,435 $  1,423 $  12
Operating Expenses
565 580 (15)
362 369 (7)
217 207 10
- 14 (14)
Total Operating Expenses
1,144 1,170 (26)
Operating Earnings/Net Income
$  151 $  121 $  30
EPS from Operating Earnings/Net Income
$  0.30 $  0.24 $  0.06
Energy Costs
Operation & Maintenance
Depreciation & Amortization
Taxes Other than Income Taxes

PSE&G EPS Reconciliation – Q2 2014 versus Q2 2013
Q2 2013
Operating
Earnings*
Q2 2014
Operating
Earnings*
* Operating Earnings is equal to Net Income.
$0.24
0.03
0.03
$0.30
0.00
0.05
0.10
0.15
0.20
0.25
0.30
0.35
Transmission
Net Earnings  0.03
Gas Volume &
Other Revenue  0.01
Weather   (0.01)
O&M  0.02
Lower Interest
Expense   0.01

PSE&G – Monthly Summer Weather Data
84
579
2,771
83
1,242
3,330
170
794
3,054
0
400
800
1,200
1,600
2,000
2,400
2,800
3,200
3,600
4,000
April May June
2014 2013 Normal
2014 vs. 2013 vs. Normal
PSE&G Monthly Temperature Humidity Index (THI)
-26% Q2 2014 vs. Q2 2013
-15% Q2 2014 vs. Normal

PSE&G – Q2 2014 Operating Highlights
Operations
PSE&G received final NJBPU approval to invest $1.22 billion in the Energy Strong program
PJM deferred a final decision on its recommended solution, to be built by PSE&G, for the
Artificial Island project via FERC 1000 competitive bidding process
Construction of major transmission lines progressing on schedule and on budget
PSE&G residential gas customers to benefit from a proposed rate reduction this October, estimated to save the average customer $100 per year
PSE&G plans to invest over $2.2 billion in its T&D system in 2014
PSE&G’s 2014-2018 Capital Spending increased to $11.3 billion with recently approved Energy Strong
PSE&G earned its authorized return in the quarter
PSE&G issued $250 million, 1.8% secured medium-term notes due June 2019 and $250 million,
4% secured medium-term notes due June 2044
S&P revised PSE&G’s credit rating outlook from Stable to Positive
Financial
Q2 2014 weather was milder than Q2 2013:  Heating degree days were 3% below normal, and cooling load was 15% below normal
Economy slowly improving, weather normalized electric sales up 1.6% YTD; residential demand up 0.5% and commercial sector up 1.3% in Q2
Gas deliveries (weather normal), up 7.5% in Q2 and up 4.4% for the YTD, continue to benefit from decline in supply costs
Regulatory and Market Environment

PSEG Power 2014 Q2 Review

PSEG Power – Q2 EPS Summary
$ millions (except EPS)
Q2 2014 Q2 2013 Variance
Operating Revenues
$  986 $  1,193 $  (207)
Operating Earnings
87 120 (33)
Reconciling Items, Net of Tax**
(33) 90 (123)
Net Income
$  54 $  210 $  (156)
EPS from Operating Earnings*
$  0.17 $  0.24 $  (0.07)
*  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
** Includes the financial impact from Mark-to-Market positions with forward delivery months.

$0.24
0.01
$0.17
(0.03)
(0.05)
0.00
0.05
0.10
0.15
0.20
0.25
0.30
Capacity  0.04
Lower Volume  (0.03)
Re-Contracting &
Market Pricing
(0.04)
PSEG Power EPS Reconciliation – Q2 2014 versus Q2 2013
Q2 2014
Operating
Earnings*
Q2 2013
Operating
Earnings*
O&M  (0.04)
D&A  (0.01)
Taxes
and
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG Power – Q2 2014 Generation Measures
7,147
6,538
4,187
3,788
1,724
1,384
0
7,000
14,000
2013 2014
Quarter ended June 30
Total Nuclear Total Coal*
Oil & Natural Gas
Generation by Fuel (GWh)**
12,050
Quarter ended June 30
2013 2014
Combined Cycle
PJM and NY 57% 49%
Coal*
NJ (Coal/Gas) 8% 14%
PA 70% 80%
CT 3% 4%
Nuclear 88% 81%
12,718
Fleet Capacity Factors (%)
54%
of
Output
31%
of
Output
* Includes figures for Pumped Storage; also includes Natural Gas fuel switching intervals.    ** Excludes Solar and Kalaeloa.

PSEG Power – YTD 2014 Generation Measures
15,284
14,588
7,764
3,590
4,266
8,001
0
10,000
20,000
30,000
2013 2014
Six Months ended June 30
Total Nuclear Total Coal*
Oil & Natural Gas
26,875
26,618
Six Months ended June 30
2013 2014
Combined Cycle
PJM and NY 55% 48%
Coal*
NJ (Coal/Gas) 13% 17%
PA 78% 81%
CT 19% 38%
Nuclear 94% 90%
29%
of
Output
55%
of
Output
Generation by Fuel (GWh)** Fleet Capacity Factors (%)
* Includes figures for Pumped Storage; also includes Natural Gas fuel switching intervals.      ** Excludes Solar and Kalaeloa.

PSEG Power – Fuel Costs
Quarter ended June 30
($ millions) 2013 2014
Coal
$30  $40
Oil & Gas 160 119
Total Fossil 190 159
Nuclear 52 47
Total Fuel Cost
$242 $206
Total Generation
(GWh)
12,718 12,050
$ / MWh 19.03 17.10
PSEG Power – Fuel Costs
YTD June 30
($ millions) 2013 2014
Coal $96 $127
Oil & Gas 338 484
Total Fossil 434 611
Nuclear 110 109
Total Fuel Cost $544 $720
Total Generation
(GWh)
26,875 26,618
$ / MWh 20.24 27.05

PSEG Power – Gross Margin Performance
$0
$10
$20
$30
$40
$50
2012 2013 2014
$42
$43
Quarter ended June 30
Weather-driven volatility pushed natural gas and power prices to multi-year highs; Q2 spot prices in PJM peaked in April
Decline in average hedge prices
Capacity prices reset on June 1 to ~$166/MW-day and remain stable for the next three capacity years
Fuel flexibility and access to lower cost Marcellus gas continue to benefit margin
Q2 2014 Regional Performance
Region
Gross
Margin ($M)
2014 Performance
PJM $468
Higher capacity pricing for most of
the quarter offset lower hedge prices.
Output hurt by outages at Linden
and Salem 2.
New
England
$18
Higher volume offset lower priced
hedges.
New York $18
Higher volume offset lower pricing.
PSEG Power Gross Margin ($/MWh)
$43

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of June 30, 2014. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Jul-Dec
2014
2015 2016
Volume TWh 17 36 36
Base Load % Hedged 100% 100% 45-50%
(Nuclear and Base Load Coal)
Price $/MWh $50 $50 $51
Volume TWh 13 21 19
Intermediate Coal, Combined % Hedged 35-40% 5-10% 0%
Cycle, Peaking
Price $/MWh $50 $50 $51
Volume TWh 30 55-57 55-57
Total % Hedged 70-75% 65-70% 30-35%
Price $/MWh $50 $50 $51

PSEG Power – Q2 2014 Operating Highlights
Q2 output down 5% due to Linden and Salem 2 outages
Advance gas path uprates (~63MW) completed at Linden
Output of NJ coal units was 10% coal, 90% gas fueled in Q2; 45% coal, 55% gas for the YTD
Operations
Financial
Regulatory and Market Environment
Capacity pricing for the 2014/2015 capacity year reset to $166 MW/day on June 1
Access to Marcellus gas benefited off-system sales and reduced the fleet’s cost of gas
FERC and PJM reviewing implications of circuit court ruling on use of DR in capacity auctions
Power recorded a charge of $25 million in Q1 2014 related to potential liability associated with the discovery of bidding errors in the PJM energy market. Power identified additional errors in Q2 2014, as well as differences between the quantity of energy offered into the market and the amount for which it was compensated in the capacity market. Power has corrected these errors. This matter remains under review with the FERC, PJM and its Independent Market Monitor.  We are unable to estimate the ultimate impact or predict any resulting penalties or other costs associated with the matter at this time.
Power’s total debt as a percentage of capital at June 30 was 32%
S&P revised PSEG Power’s credit rating outlook from Stable to Positive

PSEG

PSEG Financial Highlights
Maintaining 2014 operating earnings guidance of $2.55 - $2.75 per share, expecting results at upper end of the range
Focused on maintaining operating efficiency and customer reliability
PSE&G expected to grow at double-digit rate in 2014 and provide over 50% of operating earnings
PSE&G expanded capital program of $11.3 billion over 2014-2018 is expected to further support double digit rate base growth
PSEG capital program now projected at $13.1 billion over the 2014-2018 period
PSE&G has begun construction of Energy Strong infrastructure projects and continues to build out its Transmission plan on-time and on-budget
Financial position remains strong
Positive cash from Power and increasing cash flow from PSE&G supports sustainable dividend growth and funds capital spending program without the need to issue equity
PSEG’s debt as a percentage of capital was 42% at June 30
Standard & Poor’s revised the credit rating outlooks of PSEG, PSE&G and PSEG Power from Stable to Positive in May
Long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable dividend growth

PSEG 2014 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2014E 2013 2012
PSE&G
$705 – $745 $612 $528
PSEG Power
$550 – $610 $710 $663
PSEG Enterprise/Other
$35 – $40   $(13) $45
Operating Earnings*
$1,290 – $1,395 $1,309 $1,236
Earnings per Share
$2.55 – $2.75 $2.58 $2.44
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.  E = Estimate.

Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600 1 $13 $587
5-Year Credit Facility (Power) Apr-19 $1,600 $114 $1,486
5-Year Credit Facility (Power) Mar-18 $1,000 2 $0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Apr-19 $500 $8 $492
5-year Credit Facility (PSEG) Mar-18 $500 3 $0 $500
Total $4,300 $4,065
1 PSE&G Facility to be reduced by $29M on April 15, 2016
$278
2 Power Facility to be reduced by $48M on April 15, 2016
PSE&G ST Investment $224
3 PSEG Facility to be reduced by $23M on April 15, 2016
Total Liquidity Available $4,567
Total Parent / Power Liquidity $3,756
PSEG /
Power
PSEG Money Pool ST Investment
PSEG Liquidity as of June 30, 2014

$235

A
Items Excluded from Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2014 2013 2014 2013 2013 2012
Earnings Impact ($ Millions)
Operating Earnings 245 $         243 $      760 $        676 $      1,309 $     1,236 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 14 8 23 17 40 52
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (42) 80 (174) (25) (74) (10)
Lease Related Activity (PSEG Enterprise/Other) - - - - - 36
Storm O&M, net of insurance recoveries (PSEG Power) (5) 2 (11) (15) (32) (39)
Net Income 212 $         333 $      598 $        653 $      1,243 $     1,275 $
Fully Diluted Average Shares Outstanding (in Millions)
508 507 508 507 508 507
Per Share Impact (Diluted)
Operating Earnings 0.49 $        0.48 $     1.50 $       1.33 $     2.58 $       2.44 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 0.02 0.04 0.04 0.08 0.10
Gain (Loss) on MTM
(a)
(PSEG Power)
(0.08) 0.16 (0.34) (0.05) (0.14) (0.02)
Lease Related Activity (PSEG Enterprise/Other) - - - - - 0.07
Storm O&M, net of insurance recoveries (PSEG Power) (0.01) - (0.02) (0.03) (0.07) (0.08)
Net Income 0.42 $        0.66 $     1.18 $       1.29 $     2.45 $       2.51 $
(a) Includes the financial impact from positions with forward delivery months.
June 30, June 30, December 31,
(Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended Six Months Ended Year Ended